UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported) October 25, 2006

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On October 25, 2006, Sonic Innovations, Inc. issued a press release announcing the release of Balance, a new premium digital hearing aid product family. Balance combines cutting-edge adaptive systems with proven digital hearing aid technology, providing the hearing impaired consumer outstanding performance in a variety of listening environments. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act as amended, but is instead “furnished” as required by that instruction.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Sonic Innovations Inc. press release dated October 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: October 25, 2006

SONIC INNOVATIONS, INC.

/s/ Michael M. Halloran
Michael M. Halloran Vice President and Chief Financial Officer